UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 30, 2021

Frontier Communications Parent, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-11001	86-2359749
(Commission File Number)	(IRS Employer Identification No.)

401 Merritt 7, Norwalk, Connecticut	06851
(Address of principal executive offices)	(Zip Code)

(203) 614-5600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

_________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	FYBR	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Departure of Certain Officers

Steve Gable, Executive Vice President and Chief Digital and Information Officer, resigned from his position on May 12, 2021.  Ken Arndt, Executive Vice President and Chief Customer Operations Officer, resigned from his position on May 20, 2021.  Both Mr. Gable and Mr. Arndt left the Company following a brief transition period.

Item 8.01Other Events

Fresh Start Accounting

In connection with our emergence from bankruptcy on April 30, 2021 (the “Effective Date”) and in accordance with Accounting Standards Certification (ASC) Topic 852, Frontier Communications Parent, Inc. (“Frontier” or the “Company”) adopted fresh start accounting. Fresh start accounting involves a comprehensive valuation process in which the fair value of all assets and liabilities is determined as of the Effective Date. Under fresh start accounting, companies are permitted to adopt new accounting policies that more appropriately reflect business conditions and industry norms, as long as the new policy elections are acceptable under Generally Accepted Accounting Principles (GAAP). As a result of the application of fresh start accounting, the Company’s consolidated financial statements after April 30, 2021 (Successor) will not be comparable to the Company’s consolidated financial statements prior to that date (Predecessor).

To help readers of our financial statements understand the more significant impacts of fresh start accounting, we describe the major changes below, along with our estimate of the impact on our revenue, Adjusted EBITDA, and capital expenditures. While there are other differences from changes to our accounting policies as a result of fresh start accounting, those itemized below are the most significant to our financial statements.

Fresh Start Adjustments:

a)Universal Service Fund (USF) Fees: Historically, we have reported USF fees collected from customers as revenue and USF fees remitted to the government as expense. Upon emergence, we made an accounting policy election to treat the amounts on a net revenue basis. Since regulatory rate changes related to USF are outside of our control and may vary from period to period, we believe net presentation is more useful. This policy change has no impact on Adjusted EBITDA.

b)Provision for bad debts: Historically, we have reported the provision for bad debts as a reduction in revenue. Upon emergence, we made an accounting policy election to classify the provision for bad debts as an expense, consistent with our industry peers. This policy change has no impact on Adjusted EBITDA.

c)Government grants: Certain governmental grants that were historically presented on a net basis as part of capital expenditures, are now presented on a gross basis and included in revenue on the statement of operations.

d)Capital administrative expenses: Historically, we have capitalized certain administrative expenses that are indirectly associated with capital activities. Upon emergence, we will no longer be capitalizing these costs, which will result in increased operating expense.

e)Deferred installation fees: Although there is no change to Frontier’s accounting policy of deferring and amortizing installation fees assessed to its customers, there will be a decline in revenue recognized since the balance of deferred and unrecognized installation revenue account was eliminated as part of the adoption of fresh start accounting.

The following table shows the annualized impact to revenue, Adjusted EBITDA and capital expenditures, as a result of fresh start accounting. We have also included the impact to our projected 2021 Adjusted EBITDA.

				2021 Adjusted
	2020 Annualized Impact			EBITDA Impact (5/1/21 – 12/31/21)
		Adjusted	Capital
($ in millions)	Revenue	EBITDA(1)	Expenditures

USF Fees (a)	$(220)	$-	$-	$-
Bad Debt Provision (b)	51	-	-	-
Government Grants (c)	30	30	30	20
Capital Administrative Expenses (d)	-	(58)	(58)	(40)
Deferred Installation Fees (e)	(47)	(47)	-	(30)
Total Impact	$(186)	$(75)	$(28)	$(50)

(1)Adjusted EBITDA is a non-GAAP measure of performance, See “Non-GAAP Measures” below for a description of this measure and its calculation.

Depreciation and Amortization

Property, plant and equipment and intangible assets were revalued upon emergence. As a result, the Successor Company expects depreciation of approximately $200 million and amortization of approximately $80 million on a quarterly basis for the remainder of the year.

Non-GAAP Financial Measures

Frontier uses certain non-GAAP financial measures in evaluating its performance, including EBITDA and Adjusted EBITDA, which is described below. Management uses these non-GAAP financial measures internally to (i) assist in analyzing Frontier’s underlying financial performance from period to period, (ii) analyze and evaluate strategic and operational decisions, (iii) establish criteria for compensation decisions, and (iv) assist in the understanding of Frontier’s ability to generate cash flow and, as a result, to plan for future capital and operational decisions. Management believes that the presentation of these non-GAAP financial measures provides useful information to investors regarding Frontier’s financial condition and results of operations because these measures, when used in conjunction with related GAAP financial measures (i) provide a more comprehensive view of Frontier’s core operations and ability to generate cash flow, (ii) provide investors with the financial analytical framework upon which management bases financial, operational, compensation, and planning decisions and (iii) present measurements that investors and rating agencies have indicated to management are useful to them in assessing Frontier and its results of operations.

EBITDA is defined as net income (loss) less income tax expense (benefit), interest expense, investment and other income (loss), pension settlement costs, reorganization items, gains/losses on extinguishment of debt, and depreciation and amortization.

Adjusted EBITDA is defined as EBITDA, as described above, adjusted to exclude, certain pension/OPEB expenses, restructuring costs and other charges, stock-based compensation expense, goodwill impairment charges, and certain other non-recurring items.

Management uses EBITDA, and Adjusted EBITDA to assist it in comparing performance from period to period and as measures of operational performance. Management believes that these non-GAAP measures provide useful information for investors in evaluating Frontier’s operational performance from period to period because they exclude depreciation and amortization expenses related to investments made in prior periods and are determined without regard to capital structure or investment activities. By excluding capital expenditures, debt repayments, among other factors, these non-GAAP financial measures have certain shortcomings. Management compensates for these shortcomings by utilizing these non-GAAP financial measures in conjunction with the comparable GAAP financial measures.

Reorganization Items

In connection with our emergence from bankruptcy adoption of fresh start accounting, we expect to report reorganization item net gains of approximately $4.15 billion, which are comprised of the following transactions, among others:

•all previously outstanding common stock was canceled, extinguished and discharged;

•all obligations related to the senior unsecured notes were fully extinguished; and

•the issuance of 244,401,000 shares of common stock, par value $0.01 per share.

Forward-Looking Statements

This Form 8-K contains statements about future events and expectations that constitute forward-looking statements, including statements about the Company’s expectations for future financial performance. Forward-looking statements are based on the Company’s beliefs, assumptions and expectations of industry trends, future financial and operating performance and growth plans, taking into account information currently available to the Company. These statements are not statements of historical fact. Forward-looking statements involve risks and uncertainties that may cause our actual results to differ materially from the expectations of future results we express or imply in any forward looking statements and you should not place undue reliance on such statements. Factors that could contribute to these differences include, but are not limited to, the factors described in “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, as such risk factors may be updated. Words such as “anticipates”, “believes”, “continues”, “estimates”, “expects”, “goal”, “objectives”, “intends”, “may”, “opportunity”, “plans”, “potential”, “near-term, “long-term”, “projections, “assumptions”, “projects”, “guidance”, “forecasts”, “outlook”, “target”, “trends”, “should”, “could”, “would”, “will” and similar expressions are intended to identify such forward-looking statement. We qualify any forward-looking statements entirely by these cautionary factors.

We assume no obligation to update or revise any forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future. Comparisons of results for current and any prior periods are not intended to express any future trends or indications of future performance, unless expressed as such, and should only be viewed as historical data.

Item 9.01Financial Statements and Exhibits

(d)Exhibits

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRONTIER Communications PARENT, INC.

Date: July 30, 2021	By:	/s/ Mark D. Nielsen
Mark D. Nielsen
Executive Vice President, Chief Legal & Regulatory Officer